UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 23, 2013 (April 23, 2013)

U.S. ENERGY CORP.
(Exact Name of Company as Specified in its Charter)

Wyoming	0-6814	83-0205516
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

877 North 8th West, Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
(Former Name, Former Address or Former Fiscal Year, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

□           Written communications pursuant to Rule 425 under the Securities Act
□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 7:  Regulation FD

Item 7.01.  Regulation FD Disclosure

U.S. Energy Corp. (the “Company”) published a press release dated April 23, 2013 announcing that the Company has received a letter from the U.S. Forest Service (“USFS”) notifying the Company that the USFS has completed a review of Mine Plan of Operations (“MPO” or “Plan”) for the Mount Emmons Molybdenum Project in Colorado (the “Project”) and that it has determined that the MPO “does contain sufficient information and clarity to form the basis for a proposed action to initiate scoping and analysis under the National Environmental Policy Act.”

Section 9:  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99.1.  Press Release dated April 23, 2013.

Safe Harbor Statement

Statements made in the exhibit hereto other than statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements include those relating to the permitting and approval process for the Project and the nature and results of operations of the mine contemplated by the MPO (including future production, facilities and staffing).  These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions are subject to a wide range of business risks and uncertainties and there is no assurance that these assumptions and expectations will be realized.  In particular, there can be no assurance that U.S. Energy will receive the permits and approvals necessary to pursue the Project.  In addition, such permits and approvals, if received, could be unreasonably or unexpectedly delayed or made subject to conditions that reduce the benefits of the Project or render it uneconomic.  The process under NEPA may be longer than the Company expects, may involve substantial costs, and may require substantial management attention.  The mine, if constructed, could be substantially different in nature, productivity and economic potential than the mine as contemplated by the MPO.  In addition, if constructed, the operation of the mine will be subject to a wide variety of operating, commodity-price related and financial risks. Further information regarding risks and uncertainties that may affect the Company's operations and the forward-looking statements made herein is available in the company's filings with the Securities and Exchange Commission, which are incorporated by this reference as though fully set forth herein.

The forward-looking statements referenced above are made only as of the date of the exhibit.  We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: April 23, 2013	By:	/s/ Keith G. Larsen
Keith G. Larsen, CEO